Exhibit 10.73

SUPPLEMENT NO. 1, dated as of February 12, 2014 (this “Supplement”), to the Security Agreement  dated as of August 7, 2013 (the “Security Agreement”), among LSB Industries, Inc., a Delaware corporation (the “Issuer”), and each of the other entities listed on the signature page thereof or that become a party thereto (together with the Issuer, the “Grantors”) in favor of UMB Bank, n.a., as collateral agent under the Indenture (as defined below) (together with its successor(s) thereto in such capacity, the “Collateral Agent”) for each of the Secured Parties.

A.  Reference is made to the Indenture dated as of August 7, 2013 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Guarantors party thereto and the Collateral Agent.

B.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture or the Security Agreement, as applicable.

C.  Section 7.15 of the Security Agreement provides that certain Subsidiaries of the Issuer that are not a party to the Security Agreement shall become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Subsidiary, El Dorado Nitrogen, L.P., a Texas limited partnership (“EDNLP”) is executing this Supplement in accordance with the requirements of Section 4.12 of the Indenture to become a Grantor under the Security Agreement.

Accordingly, the Collateral Agent and EDNLP agree as follows:

SECTION 1.  In accordance with Section 7.15 of the Security Agreement, EDNLP by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and EDNLP hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof.  In furtherance of the foregoing, EDNLP, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in all of the EDNLP’s right, title and interest in and to the Collateral of EDNLP; provided however, that the Nitric Acid Supply, Operating and Maintenance Agreement (the “Bayer Agreement”) by and among EDNLP, El Dorado Chemical Company (as guarantor) and Bayer MaterialScience, LLC, dated effective October 23, 2008, as amended and as may be substituted therefor, and all proceeds thereof shall not be included as Collateral, and EDNLP grants no security interest in the Bayer Agreement, any interests therein, or any of the proceeds or products thereof.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include EDNLP.  The Security Agreement is hereby incorporated herein by reference.

SECTION 2.  EDNLP hereby represents and warrants to the Collateral Agent and the other Secured Parties that (a) set forth on Schedule I attached hereto is a schedule with the true and correct legal name of EDNLP, its jurisdiction of formation and the location of its chief executive office and (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Collateral of EDNLP.

SECTION 3.  EDNLP hereby represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4.  This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of EDNLP and the Collateral Agent has executed a counterpart hereof.  Delivery of an executed signature page to this Supplement by facsimile or electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 5.  Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Any provision of this Supplement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Supplement or the Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.  All communications and notices hereunder shall be in writing and given as provided in Section 7.4 of the Security Agreement.

SECTION 9.  EDNLP agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent, as provided in Section 7.14 of the Security Agreement.

SECTION 10. REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF AUGUST 7, 2013 (AS AMENDED, RESTATED SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG THE COLLATERAL AGENT AND

THE ABL AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS SUPPLEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS SUPPLEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

IN WITNESS WHEREOF, EDNLP and the Collateral Agent have duly executed this Supplement as of the date first written above.

EL DORADO NITROGEN, L.P., a Texas limited partnership
by
/s/ Tony M. Shelby
Name: Tony M. Shelby
Title: Executive Vice President

UMB BANK, n.a., as Collateral Agent
by
/s/ Janet Lambert
Name: Janet Lambert
Title: Vice President

Schedule I to Supplement No. 1

EDNLP’s Information

Name	Jurisdiction of Formation	Chief Executive Office
El Dorado Nitrogen, L.P.	Texas	16 South Pennsylvania Ave Oklahoma City, OK 73107

Schedule II to Supplement No. 1

Pledged Collateral

Pledged Certificated Stock

● None.

Pledged Uncertificated Stock

● None.

Pledged Debt Instruments

● Global Intercompany Note, dated as of August 7, 2013, by and among the Obligors and Payees listed on Schedule 1 thereto, as supplemented by the Joinder Agreement, dated February 12, 2014.